Exhibit 3.1

Entity #: 3651407
Date Filed: 05/25/2006
Pedro A. Cortés
Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Articles of Incorporation-For Profit

(15 Pa.C.S.)

☒	Business-stock (§ 1306)	☐	Management (§ 2703)
☐	Business-nonstock (§ 2102)	☐	Professional (§ 2903)
☐	Business-statutory close (§ 2303)	☐	Insurance (§ 3101)
☐	Cooperative (§ 7102)

Name			Document will be returned to the name and address you enter to the left
Ryan R. Gutwald
Address
11th Floor, 1001 Liberty Avenue
City	State	Zip Code
Pittsburgh	PA	15222

Fee: $125

In compliance with the requirements of the applicable provisions (relating to corporations and unincorporated associations), the undersigned, desiring to incorporate a corporation for profit, hereby states that:

1.	The name of the corporation (corporate designator required, i.e., “corporation”, “incorporated”, “limited” “company” or any abbreviation. “Professional corporation” or “P.C”):

TriState Capital Holdings, Inc.

2.	The (a) address of this corporation’s current registered office in this Commonwealth (post office box, alone, is not acceptable) or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street	City	State	Zip	County
11th Floor, 1001 Liberty Avenue	Pittsburgh	PA	15222	Allegheny

(b) Name of Commercial Registered Office Provider				County
c/o: James F. Bauerle				Allegheny

3.	The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4.	The aggregate number of shares authorized: 1,000,000

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5.	The name and address, including number and street, if any, of each incorporator (all incorporators must sign below):

Name	Address

Ryan R. Gutwald	11th Floor, 1001 Liberty Avenue

Pittsburgh, PA 15222

6.	The specified effective date, if any: 5-24-06 .

                      month/day/year  hour, if any

7.	Additional provisions of the articles, if any, attach an 8 1/2 by 11 sheet.

8.	Statutory close corporation only: XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXX

9.	Cooperative corporations only: Complete and strike out inapplicable term:

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

IN TESTIMONY WHEREOF, the incorporator(s) has/have signed these Articles of Incorporation this 24 day of May, 06.

Signature

Signature

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Entity #: 3651407
Date Filed: 01/08/2007
Pedro A. Cortés
Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

☒  Business Corporation (§ 1915)

  ☐   Nonprofit Corporation (§ 5915)

Name			Document will be returned to the name and address you enter to the left
Ryan R. Gutwald
Address
1001 Liberty Avenue 11th Floor
City	State	Zip Code
Pittsburgh,	PA	15222

Fee: $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1.	The name of the corporation is:

TriState Capital Holdings, Inc.

2.	The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street	City	State	Zip	County
1001 Liberty Avenue, 11th Fl.		PA	15222	Allegheny

(b) Name of Commercial Registered Office Provider				County
c/o James F. Bauerle				Allegheny

3.	The statute by or under which it was incorporated: Business Corporation Law of 1988

4.	The date of its incorporation: May 25, 2006

5.	Check, and if appropriate complete, one of the following:

☒  The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐   The amendment shall be effective on:                      at

                                       Date                  Hour

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6.	Check one of the following:

☒  The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

☒  The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).

7.	Check, and if appropriate, complete one of the following:

☐  The amendment adopted by the corporation, set forth in full, is as follows

☒  The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.	Check if the amendment restates the Articles:

☐  The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 4th day of January, 2007.

TriState Capital Holdings, Inc.
Name of Corporation

Signature

Secretary
Title

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EXHIBIT A

Article 2: The address of this corporation’s current registered office is:

TriState Capital Holdings, Inc.

One Oxford Centre

27th Floor

301 Grant Street

Pittsburgh, PA 15219

Article 4: The aggregate number of shares that the corporation shall have authority to issue shall be 15,000,000 shares of Common Stock, without par value.

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Entity #: 3651407
Date Filed: 06/12/2008
Pedro A. Cortés
Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

☑  Business Corporation (§ 1915)

☐  Nonprofit Corporation (§ 5915)

Name			Document will be returned to the name and address you enter to the left
Alison M. Fetzer
Address
1001 Liberty Ave., 11th FI., Federated Investors Tower
City	State	Zip Code
Pittsburgh	PA	15222

Fee: $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1.	The name of the corporation is:

TriState Capital Holdings, Inc.

2.	The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street	City	State	Zip	County
1001 Liberty Avenue, 11th Floor	Pittsburgh	PA	15222	Allegheny

(b) Name of Commercial Registered Office Provider				County
c/o James F. Bauerle				Allegheny

3.	The statute by or under which it was incorporated: Business Corporation Law of 1988

4.	The date of its incorporation: May 25, 2006

5.	Check, and if appropriate complete, one of the following:

☑  The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐  The amendment shall be effective on:                      at

                                     Date                  Hour

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6.	Check one of the following:

☑  The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

☐  The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).

7.	Check, and if appropriate, complete one of the following:

☐  The amendment adopted by the corporation, set forth in full, is as follows

☑  The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.	Check if the amendment restates the Articles:

☐  The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 9th day of June, 2008.

TriState Capital Holdings, Inc.
Name of Corporation

Signature

Chairman & CEO
Title

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EXHIBIT A

Article 4: The aggregate number of shares that the Corporation shall have the authority to issue will be 30,000,000 shares of Common Stock, without par value.

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Entity #: 3651407 Date Filed: 02/25/2009 Pedro A. Cortés Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

Entity Number
3651407	X Business Corporation (§ 1915)
Nonprofit Corporation (§ 5915)

Name			Document will be returned to the name and address you enter to the left.
CT - COUNTER
Address

City	State	Zip Code
7494035SOPA1

Fee: $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1.	The name of the corporation is:

TriState Capital Holdings, Inc.

2.	The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street	City	State	Zip	County
1001 Liberty Avenue, 11th Floor	Pittsburgh	PA	15222-3725	Allegheny

(b) Name of Commercial Registered Office Provider				County

3.	The statute by or under which it was incorporated: Business Corporation Law of 1988

4.	The date of its incorporation: May 25, 2006

5.	Check, and if appropriate complete, one of the following:

  X   The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

        The amendment shall be effective on:                      at

                                                  Date                  Hour

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6.	Check one of the following:

  X    The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

         The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).

7.	Check, and if appropriate, complete one of the following:

         The amendment adopted by the corporation, set forth in full, is as follows

  X    The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.	Check if the amendment restates the Articles:

         The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 19th day of February 2009

TriState Capital Holdings, Inc.
Name of Corporation

Signature

Secretary and General Counsel
Title

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EXHIBIT A

Article 4. The aggregate number of shares of capital stock that the Corporation will have the authority to issue is 30,150,000 shares divided into two classes consisting of 30,000,000 shares of common stock, without par value (the “Common Stock”), and 150,000 shares of preferred stock, without par value (the “Preferred Stock”).

The shares of the Preferred Stock may be issued from time to time in series. Each series will be designated so to distinguish the shares thereof from the shares of all other series. All shares of any particular series will be identical except, if entitled to cumulative dividends, as to the date or dates from which dividends thereon will be cumulative. Any series of the Preferred Stock may differ from any other series with respect to any designation, preference, qualification, privilege, limitation, restriction, special or relative right, or other term or condition. The Board of Directors is expressly vested with authority to establish and designate any one or more series of the Preferred Stock by filing a certificate of designations pursuant to the Pennsylvania Business Corporation Law and to fix and determine by resolution any designations, preferences, qualifications, privileges, limitations, restrictions, special or relative rights, or other terms and conditions of any series created thereby. Notwithstanding the foregoing, in no event will the voting rights of any series of the Preferred Stock be greater than the voting rights of the Common Stock, except to the extent specifically required with respect to any series of Preferred Stock that may be designated for issuance to the United States Department of the Treasury under the TARP Capital Purchase Program instituted under the Emergency Economic Stabilization Act of 2008. In the event that at any time the directors of the Corporation will have established and designated one or more series of the Preferred Stock consisting of a number of shares which constitutes less than all of the authorized number of the Preferred Stock, the remaining authorized preferred shares will be deemed to be shares of an undesignated series of the Preferred Stock until designated by the directors of the Corporation as being part of a series previously established or a new series then being established by the directors.

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Entity #: 3651407 Date Filed: 02/25/2009 Pedro A. Cortés Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Entity Number 3651407	Statement with Respect to Shares Domestic Business Corporation (15 Pa.C.S. § 1522)

Name			Document will be returned to the name and address you enter to the left.
CT - COUNTER
Address

City	State	Zip Code
7494035SOPA2

Fee: $70

In compliance with the requirements of 15 Pa.C.S. § 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1. The name of the corporation is:
TriState Capital Holdings, Inc.

2. Check and complete one of the following:

The resolution amending the Articles under 15 Pa.C.S. § 1522(b) (relating to divisions and determinations by the board), set forth in full, is as follows:

X The resolution amending the Articles under 15 Pa.C.S. § 1522(b) is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. § 1522 with respect thereto, and (c) any other provision of the Articles is 23,000 shares

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4. The resolution was adopted by the Board of Directors or an authorized committee thereon on:
February 25, 2009

5. Check, and if appropriate complete, one of the following:

X The resolution shall be effective upon the filing of this statement with respect to shares in the Department of State.

The resolution shall be effective on: at .
Date Hour

IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 25th day of February, 2009

TriState Capital Holdings, Inc.
Name of Corporation

Signature

Secretary and General Counsel
Title

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EXHIBIT A

CERTIFICATE OF DESIGNATIONS

OF

FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A

OF

TRISTATE CAPITAL HOLDINGS, INC

TriState Capital Holdings, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the “Issuer”), in accordance with the provisions of Sections 1522(b), (c), and (d) of the Pennsylvania Business Corporation Law of 1988, as amended, thereof, does hereby certify:

The board of directors of the Issuer (the “Board of Directors”) or an applicable committee of the Board of Directors, in accordance with the Articles of Incorporation of the Issuer and applicable law, adopted the following resolution on February 25, 2009 creating a series of 23,000 shares of Preferred Stock of the Issuer designated as “Fixed Rate Cumulative Perpetual Preferred Stock, Series A”.

RESOLVED, that pursuant to the provisions of the Articles of Incorporation of the Issuer and applicable law, a series of Preferred Stock, without par value per share, of the Issuer be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Part 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Issuer a series of preferred stock designated as the “Fixed Rate Cumulative Perpetual Preferred Stock, Series A” (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock shall be 23,000.

Part 2. Standard Provisions. The Standard Provisions contained in Schedule A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Designations to the same extent as if such provisions had been set forth in full herein.

Part. 3. Definitions. The following terms are used in this Certificate of Designations (including the Standard Provisions in Schedule A hereto) as defined below:

(a) “Common Stock” means the common stock, without par value per share, of the Issuer.

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(b) “Dividend Payment Date” means February 15, May 15, August 15 and November 15 of each year.

(c) “Junior Stock” means the Common Stock and any other class or series of stock of the Issuer the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer.

(d) “Liquidation Amount” means $1,000 per share of Designated Preferred Stock.

(e) “Minimum Amount” means $5,750,000.

(f) “Parity Stock” means any class or series of stock of the Issuer (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer (in each case without regard to whether dividends accrue cumulatively or non-cumulatively). Without limiting the foregoing, Parity Stock shall include the Issuer’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B.

(g) “Signing Date” means the Original Issue Date.

Part. 4. Certain Voting Matters. Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.

[Remainder of Page Intentionally Left Blank]

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Schedule A

STANDARD PROVISIONS

Section 1. General Matters. Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Certificate of Designations. The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Issuer.

Section 2. Standard Definitions. As used herein with respect to Designated Preferred Stock:

(a) “Applicable Dividend Rate” means (i) during the period from the Original Issue Date to, but excluding, the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 5% per annum and (ii) from and after the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 9% per annum.

(b) “Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Issuer as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.

(c) “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Issuer’s stockholders.

(d) “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

(e) “Bylaws” means the bylaws of the Issuer, as they may be amended from time to time.

(f) “Certificate of Designations” means the Certificate of Designations or comparable instrument relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.

(g) “Charter” means the Issuer’s certificate or articles of incorporation, articles of association, or similar organizational document.

(h) “Dividend Period” has the meaning set forth in Section 3(a).

(i) “Dividend Record Date” has the meaning set forth in Section 3(a).

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(j) “Liquidation Preference” has the meaning set forth in Section 4(a).

(k) “Original Issue Date” means the date on which shares of Designated Preferred Stock are first issued.

(l) “Preferred Director” has the meaning set forth in Section 7(b).

(m) “Preferred Stock” means any and all series of preferred stock of the Issuer, including the Designated Preferred Stock.

(n) “Qualified Equity Offering” means the sale and issuance for cash by the Issuer to persons other than the Issuer or any of its subsidiaries after the Original Issue Date of shares of perpetual Preferred Stock, Common Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Issuer at the time of issuance under the applicable risk-based capital guidelines of the Issuer’s Appropriate Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to November 17, 2008).

(o) “Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Preferred Stock.

(p) “Successor Preferred Stock” has the meaning set forth in Section 5(a).

(q) “Voting Parity Stock” means, with regard to any matter as to which the holders of Designated Preferred Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Certificate of Designations, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.

Section 3. Dividends.

(a) Rate. Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cumulative cash dividends with respect to each Dividend Period (as defined below) at a rate per annum equal to the Applicable Dividend Rate on (i) the Liquidation Amount per share of Designated Preferred Stock and (ii) the amount of accrued and unpaid dividends for any prior Dividend Period on such share of Designated Preferred Stock, if any. Such dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date. In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date will be

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postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. The period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date is a “Dividend Period”, provided that the initial Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next Dividend Payment Date.

Dividends that are payable on Designated Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

Dividends that are payable on Designated Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Issuer on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).

(b) Priority of Dividends. So long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Issuer or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice; (ii) the acquisition by the Issuer or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Issuer or any of its subsidiaries), including as trustees or custodians; and (iii) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock.

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When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Preferred Stock and any shares of Parity Stock, all dividends declared on Designated Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Designated Preferred Stock (including, if applicable as provided in Section 3(a) above, dividends on such amount) and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Issuer will provide written notice to the holders of Designated Preferred Stock prior to such Dividend Payment Date.

Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.

Section 4. Liquidation Rights.

(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Issuer, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Issuer or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Issuer, subject to the rights of any creditors of the Issuer, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Issuer ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount), whether or not declared, to the date of payment (such amounts collectively, the “Liquidation Preference”).

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(b) Partial Payment. If in any distribution described in Section 4(a) above the assets of the Issuer or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Issuer shall be entitled to receive all remaining assets of the Issuer (or proceeds thereof) according to their respective rights and preferences.

(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Issuer with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Issuer, shall not constitute a liquidation, dissolution or winding up of the Issuer.

Section 5. Redemption.

(a) Optional Redemption. Except as provided below, the Designated Preferred Stock may not be redeemed prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date. On or after the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Issuer, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption.

Notwithstanding the foregoing, prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Issuer, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption; provided that (x) the Issuer (or any successor by Business Combination) has received aggregate gross proceeds of not less than the Minimum Amount (plus the

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“Minimum Amount” as defined in the relevant certificate of designations for each other outstanding series of preferred stock of such successor that was originally issued to the United States Department of the Treasury (the “Successor Preferred Stock”) in connection with the Troubled Asset Relief Program Capital Purchase Program) from one or more Qualified Equity Offerings (including Qualified Equity Offerings of such successor), and (y) the aggregate redemption price of the Designated Preferred Stock (and any Successor Preferred Stock) redeemed pursuant to this paragraph may not exceed the aggregate net cash proceeds received by the Issuer (or any successor by Business Combination) from such Qualified Equity Offerings (including Qualified Equity Offerings of such successor).

The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Issuer or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.

(b) No Sinking Fund. The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.

(c) Notice of Redemption. Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Issuer. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(d) Partial Redemption. In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms

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and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

(e) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Issuer, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Issuer, after which time the holders of the shares so called for redemption shall look only to the Issuer for payment of the redemption price of such shares.

(f) Status of Redeemed Shares. Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Issuer shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Designated Preferred Stock).

Section 6. Conversion. Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.

Section 7. Voting Rights.

(a) General. The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.

(b) Preferred Stock Directors. Whenever, at any time or times, dividends payable on the shares of Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the Issuer shall automatically be increased by two and the holders of the Designated Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (hereinafter the “Preferred Directors” and each a “Preferred Director”) to fill such newly created directorships at the Issuer’s next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been

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declared and paid in full at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the Issuer to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Issuer may then be listed or traded that listed or traded companies must have a majority of independent directors. Upon any termination of the right of the holders of shares of Designated Preferred Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c) Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the holders of at least 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Authorization of Senior Stock. Any amendment or alteration of the Certificate of Designations for the Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Issuer ranking senior to Designated Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Issuer;

(ii) Amendment of Designated Preferred Stock. Any amendment, alteration or repeal of any provision of the Certificate of Designations for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(c)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; or

(iii) Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Issuer with another corporation or other entity, unless in each case (x) the shares of Designated Preferred Stock remain outstanding or, in

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the case of any such merger or consolidation with respect to which the Issuer is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole;

provided, however, that for all purposes of this Section 7(c), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Issuer to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Issuer will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.

(d) Changes after Provision for Redemption. No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.

(e) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.

Section 8. Record Holders. To the fullest extent permitted by applicable law, the Issuer and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Issuer nor such transfer agent shall be affected by any notice to the contrary.

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Section 9. Notices. All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.

Section 10. No Preemptive Rights. No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Issuer, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

Section 11. Replacement Certificates. The Issuer shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Issuer. The Issuer shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Issuer of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Issuer.

Section 12. Other Rights. The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

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Entity #: 3651407 Date Filed: 02/25/2009 Pedro A. Cortés Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Entity Number 3651407	Statement with Respect to Shares Domestic Business Corporation (15 Pa.C.S. § 1522)

Name CT - COUNTER			Document will be returned to the name and address you enter to the left.
Address

City	State	Zip Code
7494035SOPA3

Fee: $70

In compliance with the requirements of 15 Pa.C.S. § 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1. The name of the corporation is:
TriState Capital Holdings, Inc.

2. Check and complete one of the following:

The resolution amending the Articles under 15 Pa.C.S. § 1522(b) (relating to divisions and determinations by the board), set forth in full, is as follows:

X	The resolution amending the Articles under 15 Pa.C.S. § 1522(b) is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. § 1522 with respect thereto, and (c) any other provision of the Articles is 1,150 shares.

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DSCB:15-1522-2

4. The resolution was adopted by the Board of Directors or an authorized committee thereon on: February 25, 2009

5. Check, and if appropriate complete, one of the following:

X	The resolution shall be effective upon the filing of this statement with respect to shares in the Department of State.

	The resolution shall be effective on:		at	.
		Date		Hour

IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 25th day of February, 2009

TriState Capital Holdings, Inc.
Name of Corporation

Signature

Secretary and General Counsel
Title

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EXHIBIT A

CERTIFICATE OF DESIGNATIONS

OF

FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES B

OF

TRISTATE CAPITAL HOLDINGS, INC.

TriState Capital Holdings, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the “Issuer”), in accordance with the provisions of 1522(b),(c), and (d) of the Pennsylvania Business Corporation Law of 1988, as amended, thereof, does hereby certify:

The board of directors of the Issuer (the “Board of Directors”) or an applicable committee of the Board of Directors, in accordance with the Articles of Incorporation of the Issuer and applicable law, adopted the following resolution on February 25, 2009 creating a series of 1,150 shares of Preferred Stock of the Issuer designated as “Fixed Rate Cumulative Perpetual Preferred Stock, Series B”.

RESOLVED, that pursuant to the provisions of the Articles of Incorporation of the Issuer and applicable law, a series of Preferred Stock, without par value per share, of the Issuer be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Part 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Issuer a series of preferred stock designated as the “Fixed Rate Cumulative Perpetual Preferred Stock, Series B” (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock shall be 1,150.

Part 2. Standard Provisions. The Standard Provisions contained in Schedule A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Designations to the same extent as if such provisions had been set forth in full herein.

Part. 3. Definitions. The following terms are used in this Certificate of Designations (including the Standard Provisions in Schedule A hereto) as defined below:

(a) “Common Stock” means the common stock, without par value per share, of the Issuer.

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A-1

(b) “Dividend Payment Date” means February 15, May 15, August 15 and November 15 of each year.

(c) “Junior Stock” means the Common Stock and any other class or series of stock of the Issuer the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer.

(d) “Liquidation Amount” means $1,000 per share of Designated Preferred Stock.

(e) “Minimum Amount” means $287,500.

(f) “Parity Stock” means any class or series of stock of the Issuer (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Issuer (in each case without regard to whether dividends accrue cumulatively or non-cumulatively). Without limiting the foregoing, Parity Stock shall include the Issuer’s UST Preferred Stock.

(g) “Signing Date” means the Original Issue Date.

(h) “UST Preferred Stock” means the Issuer’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A.

Part 4. Certain Voting Matters. Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.

[Remainder of Page Intentionally Left Blank]

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A-2

Schedule A

STANDARD PROVISIONS

Section 1. General Matters. Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Certificate of Designations. The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Issuer.

Section 2. Standard Definitions. As used herein with respect to Designated Preferred Stock:

(a) “Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Issuer as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.

(b) “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Issuer’s stockholders.

(c) “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

(d) “Bylaws” means the bylaws of the Issuer, as they may be amended from time to time.

(e) “Certificate of Designations” means the Certificate of Designations or comparable instrument relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.

(f) “Charter” means the Issuer’s certificate or articles of incorporation, articles of association, or similar organizational document.

(g) “Dividend Period” has the meaning set forth in Section 3(a).

(h) “Dividend Record Date” has the meaning set forth in Section 3(a).

(i) “Liquidation Preference” has the meaning set forth in Section 4(a).

(j) “Original Issue Date” means the date on which shares of Designated Preferred Stock are first issued.

(k) “Preferred Director” has the meaning set forth in Section 7(b).

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(l) “Preferred Stock” means any and all series of preferred stock of the Issuer, including the Designated Preferred Stock.

(m) “Qualified Equity Offering” means the sale and issuance for cash by the Issuer to persons other than the Issuer or any of its subsidiaries after the Original Issue Date of shares of perpetual Preferred Stock, Common Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Issuer at the time of issuance under the applicable risk-based capital guidelines of the Issuer’s Appropriate Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to November 17, 2008).

(n) “Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Preferred Stock.

(o) “Successor Preferred Stock” has the meaning set forth in Section 5(a).

(p) “Voting Parity Stock” means, with regard to any matter as to which the holders of Designated Preferred Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Certificate of Designations, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.

Section 3. Dividends.

(a) Rate. Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cumulative cash dividends with respect to each Dividend Period (as defined below) at a per annum rate of 9.0% on (i) the Liquidation Amount per share of Designated Preferred Stock and (ii) the amount of accrued and unpaid dividends for any prior Dividend Period on such share of Designated Preferred Stock, if any. Such dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date. In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date will be postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. The period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date is a “Dividend Period”, provided that the initial Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next Dividend Payment Date.

Dividends that are payable on Designated Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The

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amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

Dividends that are payable on Designated Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Issuer on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).

(b) Priority of Dividends. So long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Issuer or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business and consistent with past practice; (ii) the acquisition by the Issuer or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Issuer or any of its subsidiaries), including as trustees or custodians; and (iii) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock.

When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Preferred Stock and any shares of Parity

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Stock, all dividends declared on Designated Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Designated Preferred Stock (including, if applicable as provided in Section 3(a) above, dividends on such amount) and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Issuer will provide written notice to the holders of Designated Preferred Stock prior to such Dividend Payment Date.

Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.

Section 4. Liquidation Rights.

(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Issuer, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Issuer or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Issuer, subject to the rights of any creditors of the Issuer, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Issuer ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount), whether or not declared, to the date of payment (such amounts collectively, the “Liquidation Preference”).

(b) Partial Payment. If in any distribution described in Section 4(a) above the assets of the Issuer or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

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(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Issuer ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Issuer shall be entitled to receive all remaining assets of the Issuer (or proceeds thereof) according to their respective rights and preferences.

(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Issuer with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Issuer, shall not constitute a liquidation, dissolution or winding up of the Issuer.

Section 5. Redemption.

(a) Optional Redemption. Except as provided below, the Designated Preferred Stock may not be redeemed prior to the later of (i) first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date; and (ii) the date on which all outstanding shares of UST Preferred Stock have been redeemed, repurchased or otherwise acquired by the Issuer. On or after the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Issuer, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption.

Notwithstanding the foregoing, prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Issuer, at its option, subject to the approval of the Appropriate Federal Banking Agency and subject to the requirement that all outstanding shares of UST Preferred Stock shall previously have been redeemed, repurchased or otherwise acquired by the Issuer, may redeem, in whole or in part, at any time and from time to time, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption; provided that (x) the Issuer (or any successor by Business Combination) has received aggregate gross proceeds of not less than the Minimum Amount (plus the “Minimum Amount” as defined in the relevant certificate of designations for each other outstanding series of preferred stock of such successor that was originally issued to the United States Department of the Treasury (the “Successor Preferred Stock”) in connection with the Troubled Asset Relief Program Capital Purchase Program) from one or more Qualified Equity Offerings (including

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Qualified Equity Offerings of such successor), and (y) the aggregate redemption price of the Designated Preferred Stock (and any Successor Preferred Stock) redeemed pursuant to this paragraph may not exceed the aggregate net cash proceeds received by the Issuer (or any successor by Business Combination) from such Qualified Equity Offerings (including Qualified Equity Offerings of such successor).

The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Issuer or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.

(b) No Sinking Fund. The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.

(c) Notice of Redemption. Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Issuer. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(d) Partial Redemption. In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

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(e) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Issuer, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Issuer, after which time the holders of the shares so called for redemption shall look only to the Issuer for payment of the redemption price of such shares.

(f) Status of Redeemed Shares. Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Issuer shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Designated Preferred Stock).

Section 6. Conversion. Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.

Section 7. Voting Rights.

(a) General. The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.

(b) Preferred Stock Directors. Whenever, at any time or times, dividends payable on the shares of Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the Issuer shall automatically be increased by two and the holders of the Designated Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (hereinafter the “Preferred Directors” and each a “Preferred Director”) to fill such newly created directorships at the Issuer’s next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been declared and paid in full at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director

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shall not cause the Issuer to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Issuer may then be listed or traded that listed or traded companies must have a majority of independent directors. Upon any termination of the right of the holders of shares of Designated Preferred Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c) Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the holders of at least 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Authorization of Senior Stock. Any amendment or alteration of the Certificate of Designations for the Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Issuer ranking senior to Designated Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Issuer;

(ii) Amendment of Designated Preferred Stock. Any amendment, alteration or repeal of any provision of the Certificate of Designations for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(c)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; or

(iii) Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Issuer with another corporation or other entity, unless in each case (x) the shares of Designated Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Issuer is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have

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such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole;

provided, however, that for all purposes of this Section 7(c), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Issuer to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Issuer will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.

(d) Changes after Provision for Redemption. No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.

(e) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.

Section 8. Record Holders. To the fullest extent permitted by applicable law, the Issuer and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Issuer nor such transfer agent shall be affected by any notice to the contrary.

Section 9. Notices. All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if

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shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.

Section 10. No Preemptive Rights. No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Issuer, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

Section 11. Replacement Certificates. The Issuer shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Issuer. The Issuer shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Issuer of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Issuer.

Section 12. Other Rights. The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

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Entity #: 3651407 Date Filed: 06/07/2012 Carol Aichele Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU
Articles of Amendment-Domestic Corporation
(15 Pa.C.S.)

Entity Number 3651407	X	Business Corporation (§ 1915) Nonprofit Corporation (§ 5915)

Name	Document will be returned to the name and address you enter to the left.
CT - COUNTER
Address

City State
8486056-SOPA1

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1.	The name of the corporation is: TriState Capital Holdings, Inc.

2.

The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

	(a) Number and Street	City	State	Zip	County
	1001 Liberty Avenue, 11th Floor	Pittsburgh	PA	15222-3725	Allegheny

	(b) Name of Commercial Registered Office Provider				County

3.	The statute by or under which it was incorporated: Business Corporation Law of 1988

4.	The date of its incorporation: May 25, 2006

5.	Check, and if appropriate complete, one of the following:

X The amendment will be effective upon filing these Articles of Amendment in the Department of State.

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DSCB:15-1915/5915-2

6. Check one of the following:

X The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a)

The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).

7. Check, and if appropriate, complete one of the following:

The amendment adopted by the corporation, set forth in full, is as follow

X The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. Check if the amendment restates the Articles:

The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 7th day of June 2012.

TriState Capital Holdings, Inc.
Name of Corporation

Signature

Chairman of the Board and Chief Executive Officer
Title

2

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EXHIBIT A

Article 4 of the Articles of Incorporation of the Corporation is hereby amended and restated in its entirety as set forth below:

Article 4. The aggregate number of shares of capital stock that the Corporation will have the authority to issue is 30,150,000 shares divided into two classes consisting of 30,000,000 shares of common stock, without par value (the “Common Stock”), and 150,000 shares of preferred stock, without par value (the “Preferred Stock”).

The shares of the Preferred Stock may be issued from time to time in series. Each series will be designated so to distinguish the shares thereof from the shares of all other series. All shares of any particular series will be identical except, if entitled to cumulative dividends, as to the date or dates from which dividends thereon will be cumulative. Any series of the Preferred Stock may differ from any other series with respect to any designation, preference, qualification, privilege, limitation, restriction, special or relative right, or other term or condition. The Board of Directors is expressly vested with authority to establish and designate any one or more series of the Preferred Stock by filing a certificate of designations pursuant to the Pennsylvania Business Corporation Law and to fix and determine by resolution any designations, preferences, qualifications, privileges, limitations, restrictions, special or relative rights, or other terms and conditions of any series created thereby. In the event that at any time the directors of the Corporation will have established and designated one or more series of the Preferred Stock consisting of a number of shares which constitutes less than all of the authorized number of the Preferred Stock, the remaining authorized preferred shares will be deemed to be shares of an undesignated series of the Preferred Stock until designated by the directors of the Corporation as being part of a series previously established or a new series then being established by the directors.

3

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Entity #: 3651407
Date Filed: 08/06/2012
Carol Aichele
Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU
Entity Number 3651407	Statement with Respect to Shares Domestic Business Corporation (15 Pa.C.S. § 1522)

Name CT - COUNTER			Document will be returned to the name and address you enter to the left.
Address

City	State	Zip Code
8531404.SO

Fee: $70

In compliance with the requirements of 15 Pa.C.S. § 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1. The name of the corporation is:
TriState Capital Holdings, Inc.

2. Check and complete one of the following:

The resolution amending the Articles under 15 Pa.C.S. § 1522(b) (relating to divisions and determinations by the board), set forth in full, is as follows:

X The resolution amending the Articles under 15 Pa.C.S. § 1522(b) is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. § 1522 with respect thereto, and (c) any other provision of the Articles is 48,780.488 shares.

DSCB:15-1522-2

4. The resolution was adopted by the Board of Directors or an authorized committee thereon on:
July 23-24, 2012

5. Check, and if appropriate complete, one of the following:

X The resolution shall be effective upon the filing of this statement with respect to shares in the Department of State.

The resolution shall be effective on: at .
Date Hour

IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 6th day of August, 2012

TriState Capital Holdings, Inc.
Name of Corporation

Signature

Assistant Secretary
Title

EXHIBIT A

[see attached]

CERTIFICATE OF DESIGNATION

OF

PERPETUAL CONVERTIBLE PREFERRED STOCK, SERIES C

OF

TRISTATE CAPITAL HOLDINGS, INC.

August 3, 2012

TriState Capital Holdings, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the “Corporation”), in accordance with the provisions of 1522(b), (c), and (d) of the Pennsylvania Business Corporation Law of 1988, as amended (the “PBCL”), does hereby certify:

The board of directors of the Corporation (the “Board of Directors”) in accordance with the Articles of Incorporation of the Corporation, as amended, and applicable law, adopted the following resolution at its meeting held on July 23 - 24 2012 creating a series of 48,780.488 shares of Preferred Stock of the Corporation designated as “Perpetual Convertible Preferred Stock, Series C”.

RESOLVED, that pursuant to the provisions of the Articles of Incorporation of the Corporation and applicable law, a series of Preferred Stock, without par value per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Part 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Perpetual Convertible Preferred Stock, Series C” (the “Series C Preferred”). The authorized number of shares of Series C Preferred shall be 48,780.488.

Part 2. Ranking. The Series C Preferred shall, with respect to rights on liquidation, winding-up and dissolution, rank senior to the Collective Common Stock. Except for such rights and any other rights expressly conferred on the Series C Preferred by this Certificate of Designation, the Series C Preferred shall rank on a parity with the Collective Common Stock. The Series C Preferred shall rank on a parity with the Series A Preferred and the Series B Preferred (except to the extent that the Certificates of Designation of the Series A Preferred and the Series B Preferred, respectively, require that those classes be senior to the Series C Preferred, including, without limitation, the payment of mandatory dividends on the Series A Preferred and the Series B Preferred) with respect to dividend rights and rights on liquidation, winding-up and dissolution.

Part 3. Dividends. In the event that the Corporation declares or pays any dividends upon the Collective Common Stock (whether payable in cash, securities or other property), the Corporation shall also declare and pay in cash to the holders of the Series C Preferred at the same time that it declares and pays such dividends to the holders of the Collective Common Stock, the dividends which would have been declared and paid with respect to the Collective Common Stock issuable upon conversion of the Series C Preferred had all of the outstanding Series C Preferred been converted as of the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Collective Common Stock entitled to such dividends are to be determined.

Part 4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Series C Preferred shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the greater of (i) the aggregate Liquidation Value of all shares of Series C Preferred held by such holder (plus all declared but unpaid dividends thereon) and (ii) the amount to which such holder would be entitled to receive upon such liquidation, dissolution or winding up if all of such holder’s Series C Preferred were converted into Conversion Stock immediately prior to such event, and the holders of Series C Preferred shall not be entitled to any further payment with respect to their Series C Preferred. If upon any such liquidation, dissolution or winding-up of the Corporation, the assets of the Corporation to be distributed among the holders of the Series C Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Part 4, then the entire assets available to be distributed to the Corporation’s stockholders shall be distributed pro-rata among such holders based upon the aggregate Liquidation Value (plus all declared but unpaid dividends) of the Series C Preferred held by each such holder.

Part 5. Priority of Series C Preferred on Redemptions. So long as any Series C Preferred remains outstanding, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Collective Common Stock unless the Corporation offers to also redeem, purchase or otherwise acquire a pro rata percentage of Series C Preferred from the holders thereof and, so redeems, purchases or acquires such Series C Preferred from the holders of Series C Preferred who accept such offer.

Part 6. Voting Rights. The holders of the Series C Preferred shall be entitled to notice of all meetings of the holders of Collective Common Stock in accordance with the Corporation’s bylaws, and except as otherwise required by applicable law, the holders of the Series C Preferred shall be entitled to vote on all matters submitted for a vote to the holders of Collective Common Stock. The holders of the Series C Preferred shall vote together with the holders of the Collective Common Stock as a single class with each holder of Collective Common Stock entitled to one (1) vote per share of Collective Common Stock and each holder of the Series C Preferred entitled to one (1) vote for each share of Conversion Stock that would be issuable upon conversion of the Series C Preferred if such Series C Preferred were converted into Conversion Stock as of the record date for such vote or, if no record date is specified, as of the date of such vote. Notwithstanding anything to the contrary herein, in all matters that entitle the holder of two or more classes or series of shares to vote as separate voting groups under the applicable Pennsylvania business corporation laws and in which the holders of Series C Preferred are affected in the same or a substantially similar way, the holders of the Series C Preferred so affected must vote together as a single voting group.

Part 7. Conversion.

7.1	Conversion Procedure.

(i)	At any time and from time to time, any holder of Series C Preferred may convert each share of Series C Preferred held by such holder into a number of shares of Conversion Stock computed by dividing the Purchase Price of such share of Series C Preferred by the Conversion Price then in effect with respect to such share of Series C Preferred (the “Conversion Ratio”). For the avoidance of doubt, any holder of Series C Preferred may convert all or any portion of the shares of Series C Preferred held by such holder at any time and from time to time.

(ii)	Except as otherwise provided herein, each conversion of Series C Preferred shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series C Preferred to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the shares of Series C Preferred converted as a holder of Series C Preferred shall cease, and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

(iii)	Notwithstanding anything to the contrary set forth in this Certificate and providing that such action shall not cause the holder to exceed the Ownership Limit, all outstanding shares of Series C Preferred shall be mandatorily and automatically converted, with no further action on the part of the holders thereof, into a number of fully paid and nonassessable shares of Conversion Stock at the Conversion Ratio upon (A) the consummation of a Qualified Public Offering; or (B) the written consent or vote of the holders of a majority of the then outstanding Series C Preferred. The Corporation shall deliver as soon as possible after a conversion of Series C Preferred has been effected under this subparagraph to each holder of Series C Preferred, other than any such holders that consented to or voted for the conversion under clause (B) above, a written notice of the conversion.

(iv)	Notwithstanding any other provision hereof, if a conversion of Series C Preferred is to be made in connection with a Public Offering or a Fundamental Change or other transaction affecting the Corporation, the conversion of any shares of Series C Preferred may, at the election of the holder thereof, be conditioned upon the consummation of such event or transaction, in which case such conversion shall not be deemed to be effective until such event or transaction has been consummated.

(v)	As soon as possible after a conversion of Series C Preferred has been effected (but in any event within 3 business days in the case of Part 7.1(v)(A) below), the Corporation shall deliver to the converting holder or its custodian:

(A)	a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

(B)	payment in an amount equal to all declared but unpaid dividends with respect to each share of Series C Preferred converted which have not been paid prior thereto; and

(C)	a certificate representing any shares of Series C Preferred which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

(vi)	The Corporation shall declare the payment of all dividends payable under Part 7.1(v)(B) above. If for any reason the Corporation is unable to pay any portion of the declared but unpaid dividends on Series C Preferred being converted, such dividends may, at the converting holder’s option, be converted into an additional number of shares of Conversion Stock determined by dividing the amount of the unpaid dividends to be applied for such purpose by the Conversion Price then in effect.

(vii)	The issuance of certificates for shares of Conversion Stock upon conversion of Series C Preferred shall be made without charge to the holders of such Series C Preferred for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of each share of Series C Preferred, the Corporation shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

(viii)

The Corporation shall not close its books against the transfer of Series C Preferred or of Conversion Stock issued or issuable upon conversion of Series C Preferred in any manner which interferes with the timely conversion of Series C Preferred. The Corporation shall assist and cooperate with any holder of Series C Preferred required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Series C Preferred hereunder (including, without limitation, making any governmental filings required to be made by the Corporation).

(ix)	The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Series C Preferred, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Series C Preferred. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges and encumbrances. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Conversion Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Series C Preferred.

(ix)	Notwithstanding anything to the contrary contained herein, a holder of Series C Preferred will be entitled to receive shares of Conversion Stock upon any conversion of Series C Preferred pursuant to this Part 7 to the extent (but only to the extent) that at such time such holder does not own, and is not deemed for applicable bank regulatory purposes to own, securities of the Corporation in excess of the Ownership Limit or the Adjusted Ownership Limit.

7.2	Conversion Price. The initial Conversion Price of each share of Series C Preferred shall be $10.25 (the “Conversion Price”). In order to prevent dilution of the conversion rights granted under this Part 7, the Conversion Price shall be subject to adjustment from time to time pursuant to Part 7.3 and Part 7.4.

7.3	Subdivision or Combination of Collective Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Collective Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately decreased, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Collective Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

7.4	Fundamental Change. Prior to the consummation of any Fundamental Change which is effected in such a manner that any holders of Collective Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Collective Common Stock, the Corporation shall make appropriate provisions (in form and substance satisfactory to each of the holders of a majority of the Series C Preferred then outstanding) to ensure that each of the holders of the Series C Preferred shall thereafter have the right to acquire and receive, (x) the amount such holder of Series C Preferred would be entitled to receive in the event of a liquidation, winding up or dissolution pursuant to Part 4 and (y) in lieu of or in addition to (as determined by the holders of a majority of the Series C Preferred then outstanding) the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder’s Series C Preferred, such shares of stock, securities or assets as such holder would have received in connection with such Fundamental Change if such holder had converted its Series C Preferred immediately prior to such Fundamental Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series C Preferred then outstanding) to ensure that the provisions of this Part 7 shall thereafter be applicable to the Series C Preferred (including, in the case of any such Fundamental Change in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Collective Common Stock reflected by the terms of such Fundamental Change, and a corresponding immediate adjustment in the number of shares of Conversion Stock acquirable and receivable upon conversion of Series C Preferred, if the value so reflected is less than the Conversion Price in effect immediately prior to such Fundamental Change). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from such Fundamental Change or the entity purchasing the Corporation’s assets assumes by written instrument (in form and substance satisfactory to the holders of a majority of the Series C Preferred then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

7.5	Notices.

(i)	Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Series C Preferred, setting forth in reasonable detail and certifying the calculation of such adjustment.

(ii)	The Corporation shall give written notice to all holders of Series C Preferred at least 20 days prior to the date on which the Corporation closes its books or takes a record (x) with respect to any dividend or distribution upon Collective Common Stock, (y) with respect to any pro rata subscription offer to holders of Collective Common Stock or (z) for determining rights to vote with respect to any Fundamental Change, dissolution or liquidation.

(iii)	The Corporation shall also give written notice to the holders of Series C Preferred at least 20 days prior to the date on which any Fundamental Change shall take place.

Part 8. Preemptive Rights. In the event the Corporation or any of its Subsidiaries offers to sell any Equity Securities other than in connection with an Exempt Offering, (a “Preemptive Rights Offering”), the Corporation and/or its Subsidiaries shall first offer to sell to each then holder of Series C Preferred a portion of such Equity Securities equal to (x) the number of Equity Securities being sold multiplied by (y) a fraction, (i) the numerator of which is the aggregate amount of Collective Common Stock held by such then holder of Series C Preferred on an as-converted basis on the date of such Preemptive Rights Offering and (ii) the denominator of which is the aggregate amount of Collective Common Stock outstanding on the date of such Preemptive Rights Offering (which denominator shall include the aggregate amount of Collective Common Stock held by such then holder of Series C Preferred on an as-converted basis on the date of such Preemptive Rights Offering); provided that the Corporation shall not offer, and a then holder of Series C Preferred shall not purchase, Equity Securities in excess of an amount that would cause such then holder of Series C Preferred to exceed the Ownership Limit and/or the Adjusted Ownership Limit. Each then holder of Series C Preferred shall be entitled to purchase any such offered Equity Securities at the most favorable price and on the most favorable terms as such Equity Securities are to be sold. In order to exercise its purchase rights hereunder, a then holder of Series C Preferred having preemptive rights pursuant to this Part 8 must, within 21 calendar days after receipt by such then holder of Series C Preferred of a written notice from the Corporation describing in reasonable detail the Equity Securities being offered, the purchase price thereof, the payment terms and the amount such then holder of Series C Preferred is eligible to purchase hereunder, deliver a written notice to the Corporation exercising such Person’s purchase rights pursuant to this Part 8. The rights of the Purchasers under this Part 8 shall terminate upon the consummation of a Qualified Public Offering.

Part 9. Tag-Along Rights.

(i)

One or more holders who are, collectively, the holders of 20% or more of the then outstanding shares of the Corporation’s capital stock (collectively, the “Majority Stock”) (the “Transferring Holders”) shall not directly or indirectly, in one transaction or a series of related transactions, sell, transfer or otherwise dispose of all or any portion of such Majority Stock to any third party unless the terms and conditions of such sale, transfer or other disposition (the “Third Party Disposition”) to such third party shall contain an offer to each holder of Series C Preferred (a “Series C Holder”) to include in such Third Party Disposition such number of shares of Series C Preferred as is determined in accordance with Part 8(ii) below. At least 30 days prior to effecting any Third Party Disposition, such Transferring Holders shall promptly cause the terms and conditions of the Third Party Disposition to be reduced to a reasonably detailed writing (which writing shall identify the third party purchaser, if known, and shall include the offer to each Series C Holder to purchase or otherwise acquire from such Series C Holder its Series C Preferred according to the terms and subject to the conditions of this Part 9), and shall deliver, or cause the third party to deliver, written notice (the “Notice”) of the terms of such Third Party Disposition to the Corporation, which shall provide a copy of such Notice to each Series C Holder promptly after receipt thereof. The Notice shall be accompanied by a true and correct copy of the agreement, if any, embodying the terms and conditions of the proposed Third Party Disposition or a written summary thereof if there is no agreement. At any time after receipt of the Notice (but in no event later than 30 days after receipt), each Series C Holder may accept the offer included in the Notice for up to such number of its shares of Series C Preferred as determined in accordance with the provisions of Part 9(ii) below by furnishing irrevocable written notice of such acceptance to the Corporation and the Transferring Holders.

(ii)	In the event that a Series C Holder elects to accept the offer included in the Notice described in Part 9(i) above, such Series C Holder (the “Included Stockholder”) shall have the right to sell, transfer or otherwise dispose of such number of its shares of Series C Preferred pursuant to, and upon consummation of, the Third Party Disposition which is equal to the product of (x) the total number of shares of Series C Preferred held by the Included Stockholder and (y) a fraction, (i) the numerator of which shall equal the total number of shares of Majority Stock to be sold to the third party, and (ii) the denominator of which shall equal the total number of then outstanding shares of the Corporation’s capital stock. If the third party purchaser is not willing to purchase such additional shares, the number of shares to be sold by the Transferring Holders and the Included Stockholder shall be proportionately reduced. For purposes of this Part 9, the term “Series C Preferred” shall include the then outstanding Series C Preferred and shares of Conversion Stock into which Series C Preferred shall have been converted.

(iii)	The purchase of Series C Preferred pursuant to this Part 9 shall be made on the same terms (including, without limitation, the per share consideration and method of payment, and the date of sale, transfer or other disposition), and subject to the same conditions, if any, as are provided to the Transferring Holders and stated in the Notice.

(iv)	Upon the consummation of the disposition of Series C Preferred to the third party pursuant to the Third Party Disposition, the Transferring Holders shall (A) cause the third party to remit directly to the Included Stockholder the sales price of its Series C Preferred disposed of pursuant thereto, and (B) furnish such other evidence of the completion and time of completion of such disposition and the terms thereof as provided to the Transferring Holders.

(v)

If a Series C Holder has not delivered to the Transferring Holders and to the third party written notice of its acceptance of the offer contained in the Notice within 30 days after the receipt of such Notice, it shall be deemed to have irrevocably waived any and all rights pursuant to this Part 9 with respect to the disposition of its Series C Preferred described in the Notice, and the Transferring Holders shall have 90 days (calculated from the first day next succeeding (x) the expiration of the 30-day acceptance period described above, or (y) the receipt by the Transferring Holders of written notice from the Series C Holder of such Series C Holder’s waiver of all rights under this Part 9) in which to dispose of the aggregate amount of Series C Preferred described in the Notice, on terms not more favorable to the Transferring Holders than those which were set forth in the Notice. If a Series C Holder has delivered irrevocable written notice of acceptance as described in the preceding sentence and, if after 45 days following receipt of the Notice, the Transferring Holders and the third party shall not have completed the disposition of Series C Preferred to be sold in connection therewith in accordance with the terms of the Third Party Disposition, all the restrictions on the disposition of Series C Preferred contained in this Part 9 shall again be in force and effect.

(vi)	Each Series C Holder participating in the Third Party Disposition will be obligated to join on a pro-rata basis in any purchase price adjustments, indemnification or other obligations that the Transferring Holders are required to provide in connection with the Third Party Disposition (other than any such obligations that relate solely to a particular stockholder, such as indemnification with respect to representations and warranties given by such stockholder regarding such stockholder’s title to and ownership of capital stock, in respect of which only such holder will be liable); provided that no holder of Series C Preferred shall be liable for any purchase price adjustments, indemnification or other obligations in excess of the aggregate amount of consideration received by such holder in connection with or pursuant to such Third Party Disposition.

(vii)	Each holder of Series C Preferred participating in the Third Party Disposition shall bear their pro-rata share based on the amount of proceeds received in such sale of the costs of Third Party Disposition to the extent such costs are incurred for the benefit of all holders of capital stock participating in such Third Party Disposition and are not otherwise paid by the Corporation or the acquiring party. Costs incurred by holders of capital stock on their own behalf will not be considered costs of the transaction hereunder; it being understood that the fees and disbursements of one counsel chosen by the Transferring Holders will be deemed for the benefit of all holders of capital stock participating in such Third Party Disposition.

Part 10. Rights, Interests, Preferences and Priorities. The Corporation shall not, and shall not cause any Subsidiary or affiliate to, negatively affect any rights, interests, preferences or priorities of the holders of the Series C Preferred without the prior written consent of the holders of a majority of the Series C Preferred then outstanding; provided, however, that this provision will not be construed to prohibit the Corporation from establishing, or causing any

Subsidiary or affiliate to establish, any series or class of capital stock having rights and/or preferences ranking on a parity with the rights and preferences of the Series C Preferred, and no consent of the holders of the Series C Preferred is required in such case.

Part 11. Amendment of the Restated Articles of Incorporation. So long as any Series C Preferred remains outstanding and subject to (a) the limitations in Part 10 above, (b) the limitations in Part 13 below, and (c) any limitations imposed by the terms of the Series A Preferred and the Series B Preferred outstanding as of the date of the Purchase Agreement, without the vote or prior written consent of the holders of a majority of the Collective Common Stock then outstanding (including the holders of the Series C Preferred voting on an as-converted basis), the Corporation shall not amend, modify, terminate or otherwise alter any provisions of its Articles of Incorporation (including by means of a merger, consolidation or otherwise), except that this provision will not apply to any amendments to existing certificates of designation or new certificates of designation duly adopted by the Board of Directors of the Corporation as provided under the Articles of Incorporation of the Corporation and the PBCL).

Part 12. Reacquisition of Series A Preferred and Series B Preferred. So long as any Series C Preferred remains outstanding and subject to any limitations imposed by the Series A Preferred and the Series B Preferred outstanding as of the date of the Purchase Agreement, upon any event that results in any shares of Series A Preferred or Series B Preferred ceasing to be outstanding, including, without limitation, the exchange of Series A Preferred or Series B Preferred for Common Stock and the reacquisition by the Corporation or forfeiture by the holder thereof or other retirement of any of the shares of Series A Preferred or Series B Preferred, such shares of Series A Preferred or Series B Preferred, as the case may be, shall be immediately cancelled and shall not be reissued and shall no longer be authorized.

Part 13. Amendment and Waiver. No amendment, modification, alteration, repeal or waiver of any provision hereof shall be binding or effective without the prior written consent, or, in the case of Series C Preferred, vote, of each of (i) the Corporation and (ii) the holders of a majority of the Series C Preferred outstanding at the time such action is taken; provided that no amendment, modification, alteration, repeal or waiver of the terms or relative priorities of the Series C Preferred may be accomplished by the merger, consolidation or other transaction of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent or vote of the holders of a majority of the Series C Preferred then outstanding.

Part 14. Notices. Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder’s address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

Part 15. Definitions. The following terms used in this Certificate of Designation have the following meanings:

“Adjusted Ownership Limit” means as of any date of determination, 24.9% of the total equity of the Corporation outstanding at such time.

“Certificate of Designation” means this Certificate of Designation of Perpetual Convertible Preferred Stock, Series C, of the Corporation.

“Common Stock” means the common stock, without par value per share, of the Corporation.

“Collective Common Stock” means, collectively, the Corporation’s Common Stock and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

“Conversion Price” has the meaning set forth in Part 7.2.

“Conversion Stock” means, with respect to the Series C Preferred, shares of the Collective Common Stock; provided that if there is a change such that the securities issuable upon conversion of the applicable Series C Preferred are issued by an entity other than the Corporation or there is a change in the type or class of securities so issuable, then the term “Conversion Stock” shall mean one share of the security issuable upon conversion of the applicable Series C Preferred if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

“Equity Securities” means any ownership interests, membership interests, partnership interests, profits interests, capital stock or other equity interests, or securities exercisable or exchangeable for or convertible into, or warrants, options and other rights to acquire, membership interests, partnership interests, capital stock or other equity interests or ownership interests.

“Exempt Offering” means any issuance of Equity Securities (i) at the written direction of the applicable primary federal banking regulator of the Corporation or any of its Subsidiaries, (ii) upon exercise, conversion or exchange of other Equity Securities which were issued in compliance herewith, (iii) Collective Common Stock issued pursuant to stock dividends, stock splits, or similar transactions if an appropriate adjustment to the Conversion Price is made pursuant to Part 7.3, (iv) the issuance of shares of Equity Securities (and/or the grant of options or warrants therefor) to employees, directors, contractors, consultants or advisors to the Corporation pursuant to incentive agreements, stock option plans, stock bonuses or awards, or incentive contracts, in each case approved by the Board of Directors; (v) the issuance of Equity Securities upon exercise of warrants or options outstanding as of the date hereof or granted hereafter pursuant to the 2006 Stock Option Plan of the Corporation or any similar employee compensation plan; (vi) the issuance of Equity Securities in connection with mergers, bona fide acquisitions or similar transactions by the Corporation for the purpose of acquiring other entities or substantially all of their assets, in each case as approved by the Board of Directors; or (vii) the issuance of shares of any Equity Securities expressly excluded from the preemption rights in a written consent signed by, or by vote of, the holders of at least a majority of the then-outstanding shares of Series C Preferred voting independently as a separate class.

“Fundamental Change” means (i) any sale or transfer of more than 50% of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by book value in accordance with United States generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board of Directors) in any transaction or series of transactions (other than sales in the ordinary course of business), or (ii) any recapitalization, reorganization, reclassification, consolidation, merger or other similar transaction or series of related transactions that result in any Person or group of Persons (as the term “group” is used under the Securities Exchange Act of 1934) other than Persons holding Voting Securities of the Corporation immediately prior to the transaction or transactions, owning Voting Securities of the Corporation possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation’s board of directors.

“Junior Securities” means any capital stock or other equity securities of the Corporation, except for the Series C Preferred, the Series A Preferred Stock, the Series B Preferred Stock or any other class or series of the Corporation’s capital stock which is senior to or pari passu with the Series C Preferred with respect to preference and priority on dividends, redemptions, liquidations and voting rights as permitted by the terms of the Series C Preferred hereunder or approved by a vote of the holders of the Series C Preferred as provided hereunder.

“Liquidation Value” of any share of Series C Preferred as of any particular date shall be equal to the Purchase Price of such share of Series C Preferred.

“Ownership Limit” means at the time of determination, with respect to holders of the Series C Preferred, 24.9% of any class of Voting Securities of the Corporation outstanding at such time. Any calculation of a holder’s percentage ownership of the outstanding Voting Securities of the Corporation for purposes of this definition shall be made in accordance with the relevant provisions of Regulation Y of the Federal Reserve Board (12 C.F.R. 225 et seq.).

“Person” means an individual, a partnership, a corporation, a limited liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Public Offering” means any offering by the Corporation of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force.

“Purchase Agreement” means that certain Preferred Stock Purchase Agreement, dated as of April 24, 2012, by and among the Corporation, Lovell Minnick Equity Partners III LP and Lovell Minnick Equity Partners III-A LP, as such agreement may from time to time be amended in accordance with its terms.

“Purchase Price” means, with respect to each share of Series C Preferred, the amount paid by the original holder thereof in connection with the acquisition of such share as finally determined pursuant to the terms, conditions and adjustments set forth in the Purchase Agreement.

“Qualified Public Offering” means any offering by the Corporation of its Equity Securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, or any comparable statement under any similar federal statute then in force that generates aggregate proceeds to the Corporation of at least $100 million prior to the exercise by the underwriters in such offering of any over-allotment option.

“Series A Preferred” means the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, of the Corporation.

“Series B Preferred” means the Fixed Rate Cumulative Perpetual Preferred Stock, Series B, of the Corporation.

“Subsidiary” means any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Corporation or one or more of the other Subsidiaries of the Corporation or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Corporation or one or more Subsidiaries of the Corporation or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.

“Voting Securities” means, at any time, shares of any class of capital stock of the Corporation that are then entitled to vote generally in the election of directors.

IN WITNESS WHEREOF, TriState Capital Holdings, Inc. has caused this Certificate of Designation to be signed by its duly authorized officer as of the day and year first set forth above.

TriState Capital Holdings, Inc.

By:
Name:	James F. Getz
Title:	Chairman and Chief Executive Officer

Entity #: 3651407 Date Filed: 08/07/2012 Carol Aichele Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Entity Number 3651407	Statement of Correction (15 Pa.C.S. § 138)

Name CT - COUNTER			Document will be returned to the name and address you enter to the left.
Address

City	State	Zip Code
8531404-SOPA25

Fee: $70

In compliance with the requirements of 15 Pa.C.S. § 138 (relating to statement of correction) the undersigned association or other person, desiring to correct an inaccurate record of corporate or other action or correct defective or erroneous execution of a document, hereby states that:

1. The name of the association or other person is: TriState Capital Holdings, Inc.

2.       The (a) address of this association’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street 1001 Liberty Avenue, 11th Floor	City Pittsburgh	State PA	Zip 15222	County Allegheny

(b) Name of Commercial Registered Office Provider c/o:	County

3.      The statute by or under which it was Incorporated or the preceding filing was made, in the case of a filing that does not constitute a part of the articles of incorporation of a corporation is;

The Business Corporation Law of 1988

4. The inaccuracy or defect, which appears in Department of State form DCSB 15-1522-2 filed on August 6, 2012 is:

In the definition of “Purchase Agreement” in Part 15 of the Certificate of Designation of Perpetual Convertible Preferred Stock, Series C, set forth at Exhibit A, the parties identified as “Lovell Minnick Equity Partners III LP” and “Lovell Minnick Equity Partners III LP”

DSCB:15-138-2

5.	Check one of the following:

X	The portion of the document requiring correction in corrected form is set forth in Exhibit A attached hereto and made a part hereof.

The original document to which this statement relates shall be deemed re-executed.

The original document to which this statement relates shall be deemed stricken from the records of the Department.

IN TESTIMONY WHEREOF, the undersigned association or other person has caused this statement to be signed by a duly authorized officer thereof or otherwise in its name this 7th day of August 2012.

Leo A. Keevican, Jr.
Name

Signature

Assistant Secretary
Title

EXHIBIT A

In the definition of “Purchase Agreement” in Part 15 of the Certificate of Designation of Perpetual Convertible Preferred Stock, Series C, set forth at Exhibit A, the parties identified as “Lovell Minnick Equity Partners III LP” and “Lovell Minnick Equity Partners III LP” should instead be revised to “LM III TriState Holdings LLC” and “LM III-A TriState Holdings LLC,” respectively.

Entity #: 3651407 Date Filed: 12/20/2012 Carol Aichele Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU
Articles of Amendment-Domestic Corporation (15 Pa.C.S.)
Entity Number 3651407	X Business Corporation (§ 1915) Nonprofit Corporation (§ 5915)

Name CT - COUNTER			Document will be returned to the name and address you enter to the left.
Address

City	State	Zip Code
8637547 SOPA 1

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is: TriState Capital Holdings, Inc.

2.       The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department);

(a) Number and Street 1001 Liberty Avenue, 11th Floor	City Pittsburgh	State PA	Zip 15222-3725	County Allegheny
(b) Name of Commercial Registered Office Provider				County

3. The statute by or under which it was incorporated; Business Corporation Law of 1988

4. The date of its incorporation: May 25, 2006

5. Check, and if appropriate complete, one of the following:

X The amendment will be effective upon filing these Articles of Amendment in the Department of State.

DSCB:15-1915/5915-2

6.	Check one of the following:

X	The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a)

The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).

7.	Check, and if appropriate, complete one of the following:

The amendment adopted by the corporation, set forth in full, is as follow

X	The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.	Check if the amendment restates the Articles:

The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 19th day of December 2012.

TriState Capital Holdings, Inc.
Name of Corporation

Signature

Chairman and Chief Executive Officer
Title

EXHIBIT A

Article 4 of the Articles of Incorporation of the Corporation is hereby amended and restated in its entirety as set forth below:

Article 4. The aggregate number of shares of capital stock that the Corporation will have the authority to issue is 45,150,000 shares divided into two classes consisting of 45,000,000 shares of common stock, without par value (the “Common Stock”), and 150,000 shares of preferred stock, without par value (the “Preferred Stock”).

The shares of the Preferred Stock may be issued from time to time in series. Each series will be designated so to distinguish the shares thereof from the shares of all other series. All shares of any particular series will be identical except, If entitled to cumulative dividends, as to the date or dates from which dividends thereon will be cumulative. Any series of the Preferred Stock may differ from any other series with respect to any designation, preference, qualification, privilege, limitation, restriction, special or relative right, or other term or condition. The Board of Directors is expressly vested with authority to establish and designate any one or more series of the Preferred Stock by filing a certificate of designations pursuant to the Pennsylvania Business Corporation Law and to fix and determine by resolution any designations, preferences, qualifications, privileges, limitations, restrictions, special or relative rights, or other terms and conditions of any series created thereby. In the event that at any time the directors of the Corporation will have established and designated one or more series of the Preferred Stock consisting of a number of shares which constitutes less than all of the authorized number of the Preferred Stock, the remaining authorized preferred shares will be deemed to be shares of an undesignated series of the Preferred Stock until designated by the directors of the Corporation as being part of a series previously established or a new series then being established by the directors.

Article 9 of the Articles of Incorporation of the Corporation is hereby added as set forth below in its entirety:

Each of the following subchapters of Chapter 25 of the Pennsylvania Business Corporation Law of 1988, as amended (the “Act”), and any successor statute thereto will be inapplicable to the Corporation: (a) Subchapter E of Chapter 25 set forth at sections 2541-2548 of the Act, (b) Subchapter G of Chapter 25 set forth at sections 2561-2568 of the Act, and (c) Subchapter H of Chapter 25 set forth at sections 2571-2576 of the Act.

Entity #: 3651407 Date Filed: 12/20/2012 Carol Aichele Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Entity Number 3651407	Statement with Respect to Shares Domestic Business Corporation (15 Pa.C.S. § 1522)

Name CT - COUNTER			Document will be returned to the name and address you enter to the left.
Address

City	State	Zip Code
8637547 SOPA 8

Fee: $70

In compliance with the requirements of 15 Pa.C.S. § 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1. The name of the corporation is: TriState Capital Holdings, Inc.

2. Check and complete one of the following:

The resolution amending the Articles under 15 Pa.C.S. § 1522(b) (relating to divisions and determinations by the board), set forth in full, is as follows:

X The resolution amending the Articles under 15 Pa.C.S. § 1522(b) is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. § 1522 with respect thereto, and (c) any other provision of the Articles is 23,000 shares, provided that the ability of the company to issue said shares is hereby repealed as provided in Exhibit A attached hereto and made a part thereof.

DSCB:15-1522-2

4. The resolution was adopted by the Board of Directors or an authorized committee thereon on:

December 18, 2012

5. Check, and if appropriate complete, one of the following:

X	The resolution shall be effective upon the filing of this statement with respect to shares in the Department of State.

The resolution shall be effective on: at

                                                          Date                Hour

IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 18th day of December 2012

TriState Capital Holdings, Inc.
Name of Corporation

Signature

Chairman and Chief Executive Officer
Title

EXHIBIT A

REPEAL OF CERTIFICATE OF DESIGNATIONS

OF

FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES B

OF

TRISTATE CAPITAL HOLDINGS, INC.

TriState Capital Holdings, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the “Issuer”), in accordance with the provisions of §§ 1522(b) and (d) of the Pennsylvania Business Corporation Law of 1988, as amended, does hereby certify:

The Issuer previously filed with the Secretary of the Commonwealth of Pennsylvania on February 25, 2009 that certain Statement with Respect to Shares with the Certificate of Designations of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, of the Issuer attached thereto as Exhibit A (the “Series A Certificate of Designation”), which Series A Certificate of Designation created a series of 23,000 shares of Preferred Stock of the Issuer designated as “Fixed Rate Cumulative Perpetual Preferred Stock, Series A.” There presently are no shares of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, issued and outstanding.

The board of directors of the Issuer in accordance with the Articles of Incorporation of the Issuer, as amended, and applicable law adopted the following resolutions on December 18, 2012 repealing the Series A Certificate of Designation:

NOW, THEREFORE, BE, IT HEREBY RESOLVED, that the repeal of Series A Certificate of Designation is hereby approved and that said certificate will be of no further force and effect;

FURTHER RESOLVED, that the filing with the Secretary of the Commonwealth of Pennsylvania of a Statement with Respect to Shares executed by the Chairman of the Board and Chief Executive Officer of the Issuer in legal form sufficient to effect the repeal of the Series A Certificate of Designation and provide that it is of no further force and effect is hereby authorized;

FURTHER RESOLVED, that the officers and counsel of the Issuer be, and each of them hereby is, authorized and empowered to do or cause to be done, in the name of and on behalf of the Issuer any and all such other acts and things (including, without limitation, the payment of filing fees) and to negotiate, execute, attest, seal, deliver and/or file in the name and on behalf of the Issuer any and all such agreements, consents, certificates, documents and instruments as any

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such individual may deem necessary, advisable or appropriate to effectuate the foregoing resolutions or to implement the intent and purposes hereof, and any agreement, consent, certificate, document, or instrument so executed or act or thing so done or caused to be done by them, or any of them, will be conclusive evidence of their authority in so doing; and

FURTHER RESOLVED, that any and all acts heretofore or hereafter taken on behalf of the Issuer by any officer or counsel of the Issuer in connection with or related to the foregoing resolutions, be, and they hereby are, adopted, affirmed, approved and ratified in all respects as the acts and deeds of the Issuer.

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Entity #: 3651407 Date Filed: 12/20/2012 Carol Aichele Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU
Entity Number 3651407	Statement with Respect to Shares Domestic Business Corporation (15 Pa.C.S. § 1522)

Name CT - COUNTER			Document will be returned to the name and address you enter to the left.
Address

City	State	Zip Code
8637547 SOPA 3

Fee: $70

In compliance with the requirements of 15 Pa.C.S. § 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1. The name of the corporation is: TriState Capital Holdings, Inc.

2. Check and complete one of the following:

The resolution amending the Articles under 15 Pa.C.S. § 1522(b) (relating to divisions and determinations by the board), set forth in full, is as follows:

X The resolution amending the Articles under 15 Pa.C.S. § 1522(b) is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. § 1522 with respect thereto, and (c) any other provision of the Articles is 1,150 shares, provided that the ability of the company to Issue said shares is hereby repealed as provided in Exhibit A attached hereto and made a part hereof.

DSCB:15-1522-2

4. The resolution was adopted by the Board of Directors or an authorized committee thereon on:
December 18, 2012

5. Check, and if appropriate complete, one of the following:
X The resolution shall be effective upon the filing of this statement with respect to shares in the Department of State.
The resolution shall be effective on: at
Date Hour

IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 18th day of December 2012

TriState Capital Holdings, Inc.
Name of Corporation

Signature

Chairman and Chief Executive Officer
Title

EXHIBIT A

REPEAL OF CERTIFICATE OF DESIGNATIONS

OF

FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES B

OF

TRISTATE CAPITAL HOLDINGS, INC.

TriState Capital Holdings, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the “Issuer”), in accordance with the provisions of §§ 1522(b) and (d) of the Pennsylvania Business Corporation Law of 1988, as amended, does hereby certify:

The Issuer previously filed with the Secretary of the Commonwealth of Pennsylvania on February 25, 2009 that certain Statement with Respect to Shares with the Certificate of Designations of Fixed Rate Cumulative Perpetual Preferred Stock, Series B, of the Issuer attached thereto as Exhibit A (the “Series B Certificate of Designation”), which Series B Certificate of Designation created a series of 1,150 shares of Preferred Stock of the Issuer designated as “Fixed Rate Cumulative Perpetual Preferred Stock, Series B.” There presently are no shares of the Fixed Rate Cumulative Perpetual Preferred Stock, Series B, issued and outstanding.

The board of directors of the Issuer in accordance with the Articles of Incorporation of the Issuer, as amended, and applicable law adopted the following resolutions on December 18, 2012 repealing the Series B Certificate of Designation:

NOW, THEREFORE, BE, IT HEREBY RESOLVED, that the repeal of Series B Certificate of Designation is hereby approved and that said certificate will be of no further force and effect;

FURTHER RESOLVED, that the filing with the Secretary of the Commonwealth of Pennsylvania of a Statement with Respect to Shares executed by the Chairman and Chief Executive Officer of the Issuer in legal form sufficient to effect the repeal of the Series B Certificate of Designation and provide that it is of no further force and effect is hereby authorized;

FURTHER RESOLVED, that the officers and counsel of the Issuer be, and each of them hereby is, authorized and empowered to do or cause to be done, in the name of and on behalf of the Issuer any and all such other acts and things (including, without limitation, the payment of filing fees) and to negotiate, execute, attest, seal, deliver and/or file in the name and on behalf of the Issuer any and all such agreements, consents, certificates, documents and instruments as any

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such individual may deem necessary, advisable or appropriate to effectuate the foregoing resolutions or to implement the intent and purposes hereof, and any agreement, consent, certificate, document, or instrument so executed or act or thing so done or caused to be done by them, or any of them, will be conclusive evidence of their authority in so doing; and

FURTHER RESOLVED, that any and all acts heretofore or hereafter taken on behalf of the Issuer by any officer or counsel of the Issuer in connection with or related to the foregoing resolutions, be, and they hereby are, adopted, affirmed, approved and ratified in all respects as the acts and deeds of the Issuer.

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